UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
THIRD AVENUE TRUST
(Name of Registrant as Specified In Its Charter)

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EXPLANATORY NOTE

This filing has been revised to reflect an update to Exhibit C - Equity securities of Funds owned by current Trustees.

THIRD AVENUE TRUST
622 Third Avenue
New York, New York 10017

Third Avenue Real Estate Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Value Fund

August 28, 2019

Dear Shareholder:

The Board of Trustees of Third Avenue Trust (the “Trust”) has called a Special Meeting of Shareholders (the “Meeting”) of the Trust, to be held at 11:00 am Eastern time on October 7, 2019, at the Trust’s principal office located at 622 Third Avenue, New York, New York 10017. There is only one item on the agenda for the Meeting, but it is an important one – the election of Trustees. We ask you to read the enclosed information carefully and to submit your vote promptly.

As set forth in more detail in the enclosed Proxy Statement, you will be asked to approve a proposal to elect a new Board of Trustees of the Trust. As discussed in the Proxy Statement, the nominees for the Board of Trustees are: Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy Wolcott and Stephen M. Wynne.

We realize that most shareholders will not be able to attend the Meeting and vote their shares in person. You do not need to attend the Meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares. You can vote by mail, telephone, or over the internet, as explained in the enclosed material. If you later decide to attend the Meeting, you may revoke your proxy by a signed writing filed with the Trust’s Secretary, by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person.

If you would like additional information concerning the election of Trustees, please contact us at 800-443-1021. We thank you for your time and attention to this important matter.

Sincerely,

W. James Hall III President and Secretary Third Avenue Trust

YOUR VOTE IS IMPORTANT – PLEASE VOTE PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

THIRD AVENUE TRUST
622 Third Avenue
New York, New York 10017

Third Avenue Real Estate Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Value Fund
(the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 7, 2019

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 7, 2019: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available online at www.proxyvote.com.

A Special Meeting of Shareholders (the “Meeting”) of Third Avenue Trust (the “Trust”), will be at the principal office of the Trust, located at 622 Third Avenue, New York, New York 10017, on October 7, 2019 at 11:00 am Eastern time, for the following purposes:

1.	To consider and act upon a proposal to elect each of Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy Wolcott and Stephen M. Wynne as Trustees of the Trust, each to serve for an indefinite term and until his or her successor is duly elected and qualified (each a “Nominee”); and
2.	To consider and act upon any other matters that properly come before the Meeting or any adjourned session thereof.

The Board of Trustees of the Trust recommends that you vote FOR each of the Nominees.

This Meeting is called pursuant to the Trust Instrument of the Trust dated October 31, 1996. The Board of Trustees of the Trust has fixed the close of business on August 27, 2019 as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Meeting and any adjournment or postponements thereof. The Proxy Statement and accompanying materials, or a Notice of Internet Availability of Proxy materials, are being mailed to shareholders on or about August 28, 2019.

Please read the accompanying Proxy Statement for a more complete discussion of the proposal. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly in the enclosed postage paid return envelope the accompanying proxy card. This is important for the purpose of ensuring a quorum at the Meeting. If you later decide to attend the Meeting, you may revoke your proxy by a signed writing filed with the Trust’s Secretary, by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person.

By order of the Board of Trustees,

W. James Hall III President and Secretary

August 28, 2019
New York, New York

YOUR VOTE IS IMPORTANT.
PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

THIRD AVENUE TRUST
622 Third Avenue
New York, New York 10017

Third Avenue Real Estate Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Value Fund
(the “Funds”)

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of Shareholders (the “Meeting”) of the Trust to be held on October 7, 2019 at 11:00 am (Eastern time) at 622 Third Avenue, New York, New York, for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting. All proxies are solicited on behalf of the Board of Trustees of the Trust (the “Board”). Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership. These proxy materials or a Notice of Internet Availability of Proxy Materials, as applicable, are initially being mailed to shareholders on or about August 28, 2019. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Board has fixed the close of business on August 27, 2019 as the record date (the “Record Date”) for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held and fractional shares will be entitled to an equivalent fractional vote. Shareholders who own shares in more than one Fund should vote each proxy card they receive. The number of shares of beneficial interest of each Fund outstanding as of the Record Date is set forth in Exhibit A.

The persons who held of record 5% or more of the outstanding shares of any class of shares of a Fund are set forth in Exhibit B. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. The current trustees, nominees for trustee, and officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of any class of such Fund. Shareholders of all classes of shares of all Funds of the Trust will vote as a single class on the proposal. Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy at a meeting at which a quorum is present. Election of trustees is non-cumulative.

The Board knows of no business that will be presented for consideration other than the business described in the proposal in the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Each Fund has previously sent its Annual Report and Semiannual Report to its shareholders. Each Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Third Avenue’s website at www.thirdave.com; (ii) write to the Fund c/o Third Avenue Management LLC, 622 Third Avenue New York, New York 10017; or (iii) call 800-443-1021 (toll free) or 212-888-5222 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern time).

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, shareholders will vote on a proposal to elect five persons nominated by the Board to serve as trustees of the Trust (the “Proposal”).

Introduction

Background. The Trust and the Third Avenue Variable Series Trust (collectively, the “Third Avenue Family of Funds”) share a Board and Officers. Over the past number of years, the Third Avenue Family of Funds has narrowed its fund offerings and experienced a reduction in assets under management. Given these circumstances, Third Avenue Management LLC (“Third Avenue” or the “Adviser”) has taken steps toward realizing efficiencies within its business operations without impacting the integrity of its investment strategies, including careful consideration of various options for the structure of all of the funds included in the Third Avenue Family of Funds (collectively, the “Funds”). Following such consideration, Third Avenue has determined that the Funds would benefit from certain expense reductions and operational streamlining associated with joining a shared governance and service provider structure in common with other trusts and funds. Such structures are designed to provide an efficient governance and operations solution for mutual funds and their advisers and permit participating investment advisers to focus more effort and resources on providing advisory services and marketing the Funds.

In July 2019, Third Avenue management informed the trustees of the Trust (the “Current Trustees”) that it had determined that the Funds would benefit from joining a shared governance and service provider structure in common with the FundVantage Trust (“FundVantage”) (such shared governance and service provider structure, the “Shared Governance Structure”). The Adviser believes that the Shared Governance Structure has a robust infrastructure that would serve shareholders well, and, as the Shared Governance Structure uses most of the same service providers as the Trust, that shareholders would experience limited changes to their investment experience.

In connection with the Adviser’s recommendation that the Trust participate in a Shared Governance Structure (the “Transition”), the Adviser proposed that the Current Trustees nominate, and recommend that shareholders elect as trustees of the Trust, each of Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy Wolcott and Stephen M. Wynne (each, a “Nominee” and collectively, the “Nominees”), each of whom is currently a trustee of FundVantage and oversees its operations. At an in-person meeting of the Board held on July 30, 2019, the Current Trustees, all of whom are not “interested persons” (as defined in the 1940 Act) of the Trust, considered the Adviser’s proposal and nominated the Nominees and recommended that the Nominees be submitted to the Trust’s shareholders for election at the Meeting, and, subject to receipt of such shareholder approval, approved changing the number of Trustees on the Board from six to five. The Current Trustees’ considerations are described in further detail below.

If the Proposal is approved, the Nominees will be responsible for oversight of the Funds and implementing the Transition. If elected by shareholders, the Nominees are expected to appoint new officers, including a new chief compliance officer, and align all service providers of the Trust to those used by the Shared Governance Structure (except for the Funds’ investment adviser), as follows:

•	Third Avenue will remain each Fund’s investment adviser, but will no longer serve as each Fund’s administrator.
•	The current portfolio manager(s) of each Fund will be the same.
•	The current sub-administrator, The Bank of New York Mellon (“BNYM”), will assume all of the duties of Fund administrator.
•	The transfer agent will remain BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”).
•	The accounting agent will remain BNYM.
•	The distributor will remain Foreside Fund Services, LLC.
•	The independent auditors will remain PricewaterhouseCoopers LLP.
•	The custodian will be BNYM instead of JPMorgan Chase Bank N.A.
•	Duff & Phelps, LLC will provide compliance consulting services and a chief compliance officer for the Funds.
•	Other officers of the Trust will be replaced by individuals who currently serve as officers within the Shared Governance Structure.
•	Trust counsel will be Pepper Hamilton LLP.

The Current Trustees, William E. Chapman, Lucinda Franks, Edward J. Kaier, Eric Rakowski, Patrick Reinkemeyer and Charles C. Walden, who currently serve as trustees of the Trust, have agreed to resign effective on October 17, 2019, or as soon as practicable thereafter (the “Transition Date”) if the Proposal is approved by shareholders of the Trust.

Board Actions. In connection with its recommendation for shareholders to approve the Proposal, the Current Trustees conducted interviews of the Nominees and evaluated their qualifications to serve as a trustees of the Trust. The Current Trustees considered, among other things: (i) the Nominees’ experience and familiarity with the service providers within the Shared Governance Structure; (ii) that all of the Nominees would be Independent Trustees, (iii) the Nominees’ broad experience in significant positions where the Nominees have dealt with management, technical, financial and regulatory issues; and (iv) that the Nominees collectively have sufficient financial or accounting knowledge to oversee the Funds’ operations.

The Current Trustees were informed that, if elected by shareholders, the Nominees are expected to take other actions to further the Transition, including appointing new officers, including a new chief compliance officer, and aligning all service providers to the Shared Governance Structure. In that regard, the Current Trustees also considered the Adviser’s representations that as a result of the Transition, the Funds will receive the benefit of joining a platform with more scale than the Third Avenue Family of Funds, while maintaining access to high quality service providers, many of which are those currently used by the Funds. After their considerations, the Current Trustees accepted the Adviser’s conclusion that the Transition is in the best interest of the Funds and their shareholders. Although the role of the Adviser would change somewhat in connection with the Transition, the Board considered the Adviser’s representation that it believes that shareholders generally would benefit from access to greater scale and resources, while maintaining continuity in the investment advisory services and personnel that have been provided by the Adviser to the Funds.

Specifically, the Board noted that decreasing the extent of Third Avenue’s operational responsibilities with respect to the Funds will permit Third Avenue’s business to focus on investment matters, marketing, and promoting operational efficiencies. Joining the Shared Governance Structure, an established governance and service provider solution, will permit the Funds to continue to have access to high quality service providers and administrative resources. The Board considered a summary of the results of the due diligence review undertaken of the compliance and custody services provided to the Shared Governance Structure, the two areas where the Funds’ services are expected to change in connection with the Transition. Specifically, the Board considered the report’s conclusion that both the custody and compliance services as part of the Shared Governance Structure will be provided consistent with regulations and the quality of services experienced historically by the Funds.

The Board also noted that the Adviser anticipates that the Transition would result in a reduction of gross operating expenses for each Fund, and, for some Funds, a reduction in net operating expenses. The Board noted that, while operating expenses for the Funds have been limited by a contractual agreement between the Funds and the Adviser for many years, this expense limitation agreement is reconsidered each year and, if the Funds’ assets continue to decline, there is no guarantee that the Adviser would be willing to continue to support the expense caps.

The Board also considered the Adviser’s representation that, if the Proposal is approved, for a period of two years following the Transition Date, the Adviser will continue to defer receipt of advisory fees and/or reimburse Fund expenses to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) for each Fund as follows:

•	For Third Avenue Real Estate Value Fund: 1.15%, 1.40% and 1.05% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively;
•	For Third Avenue Small-Cap Value Fund: 1.15%, 1.40% and 1.05% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively; and
•	For Third Avenue Value Fund: 1.15%, 1.40% and 1.05% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively.

In addition, the Board noted the Adviser’s representation that, although the Adviser is contractually entitled to reimbursement under the currently effective Operating Expense Limitation Agreement, the Adviser intends to waive all such accrued entitlements for the next two years following the Transition Date.

Information About the Nominees

Biographical Information of the Nominees. The following table sets forth information for each of the Nominees, including age, principal occupation and business experience for at least the past five years.

Name, Address(1) and Year of Birth	Position(s) to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
INDEPENDENT TRUSTEE NOMINEES
Robert J. Christian 1949	Trustee	N/A	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	4	FundVantage (44 portfolios); Optimum Fund Trust (6 portfolios).
Iqbal Mansur 1955	Trustee	N/A	University Professor, Widener University.	4	FundVantage (44 portfolios)

Name, Address(1) and Year of Birth	Position(s) to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Nicholas M. Marsini, Jr. 1955	Trustee;	N/A	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	4	FundVantage (44 portfolios); Brinker Capital Destinations Trust (10 portfolios)
Nancy B. Wolcott 1954	Trustee	N/A	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	4	FundVantage (44 portfolios); Lincoln Variable Insurance Products Trust (97 portfolios)
Stephen M. Wynne 1955	Trustee;	N/A	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	4	FundVantage (44 portfolios); Copeland Trust (3 portfolios)
(1)	The business address for each of the Nominees is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
(2)	The Fund Complex includes the Funds and one series of the Third Avenue Variable Series Trust (the “Fund Complex”).

Information about each Nominee’s Qualifications, Experience, Attributes or Skills. In making its recommendation that shareholders approve the slate of Nominees, the Board reviewed each Nominee’s substantial business and professional background that the Board believes demonstrates each Nominee’s ability to critically review, evaluate and assess information provided. In addition, each Nominee has served on the board of other registered investment companies and in such service, they have obtained substantial board experience and have gained substantial insight as to the operations of registered investment companies such as the Trust. In addition to the information provided in the chart above, certain additional information concerning each Nominee and his or her experience, qualifications, attributes and/or skills is set forth below. The information provided below, and in the chart above, is not all-inclusive. The Board, in selecting the Nominees, has determined that each Nominee has the appropriate attributes and experiences to serve effectively as a trustee of the Trust in light of the Board’s business and structure.

•	Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes.
•	Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University.
•	Mr. Marsini is the former President of PNC Bank Delaware, former Executive Vice President of Finance of BNY Mellon and former Chief Financial Officer of PNC Global Investment Servicing. Mr. Marsini currently serves as the Trustee to other mutual fund complexes.
•	Ms. Wolcott is the former Executive Vice President of US Fund Services, BNY Mellon Asset Servicing and former President of PNC Global Investment Servicing. Ms. Wolcott currently serves as the Trustee to other mutual fund complexes.
•	Mr. Wynne is the former Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing and former Chief Executive Officer of PNC Global Investment Servicing. Mr. Wynne currently serves as the Trustee to other mutual fund complexes.

Beneficial Ownership of Shares of the Funds and the Fund Complex. For the dollar range of equity securities beneficially owned by each Current Trustee and each Nominee in each Fund and the Fund Complex, see Exhibit C.

Information about the Trust

The Trust is an open-end management investment company, which currently consists of three diversified investment series: Third Avenue Value Fund, Third Avenue Small Cap Value Fund and Third Avenue Real Estate Value Fund. The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996.

The Trust does not hold annual shareholder meetings for the purpose of electing trustees, and trustees are not elected for fixed terms. This means that a trustee is elected to hold office until his or her earlier death, resignation, retirement or removal pursuant to the policies and procedures of the Trust.

Trustee Compensation. For information on the compensation paid by the Trust and the Fund Complex to the Current Trustees during the fiscal year ended October 31, 2018, see Exhibit D. If elected, the Nominees will receive compensation from the Trust.

Role of the Board; Board Oversight of Risk Management. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board interacts with and receives reports from the officers of the Trust and senior personnel of the Adviser, including the Chief Financial Officer, General Counsel, Chief Operating Officer, Chief Compliance Officer (for the Trust and the Adviser), and each portfolio manager. The Board’s Audit Committee meets during its scheduled meetings and between meetings the Audit Committee chair maintains contact with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit and investment research. The Board has adopted policies and procedures designed to address certain risks to the Trust. In addition, the Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. The Board also receives reports from counsel to the Trust and the Adviser and, currently, the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities. If the Nominees are elected, the new Board’s role and activities are expected to continue substantially in the manner described above.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Trust’s trustees not be “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Trust’s trustees are Independent Trustees, including the Chairman of the Board. If the Nominees are elected, the Board will consist of five Independent Trustees, including the Chairman of the Board. It is expected that Nicholas M. Marsini, Jr. will initially serve as Chairman if the Proposal is approved.

The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with management, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to: (i) the services that the Adviser and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Funds are conducted by the Fund officers and employees of the Adviser and its affiliates; and (iii) the Board’s oversight role in management of the Funds and the Trust. The Board reviews its structure and the structure of its Committees (described below) annually.

Board Meetings and Committees. During the fiscal year ended October 31, 2018, the Board met seven times. The Board has also established two Committees: the Audit Committee and the Fair Value Committee.

The Board has formed an Audit Committee that is directly responsible for the selection, compensation, retention and oversight of the work of the Trust’s independent auditors. The Audit Committee currently consists of Messrs. Chapman, Kaier (Chair), Reinkemeyer and Walden. The Board has designated Mr. Chapman as the Trust’s audit committee financial expert. If the Proposal is approved, it is expected that the Audit Committee will consist of Messrs. Wynne (Chair), Mansur and Christian. It is expected that Mr. Wynne will be designated as the Trust’s audit committee financial expert. During the fiscal year ended October 31, 2018, the Audit Committee held six meetings.

The Board also has a Fair Value Committee. The Fair Value Committee is composed of all of the Independent Trustees of the Trust. The Fair Value Committee works with the Adviser’s Valuation Committee (currently composed of the Adviser’s Chief Financial Officer, Controller, Chief Operating Officer and General Counsel) to assist the Board in establishing valuation policies, in providing direction to the Adviser regarding the principles of valuing certain securities or types of securities, and in reviewing valuations determined by the Adviser. The Valuation Committee and a member of the Fair Value Committee meet or confer as needed between Board meetings. If the Proposal is approved, it is expected that, on a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. During the fiscal year ended October 31, 2018, the Fair Value Committee held five meetings.

During the fiscal year ended October 31, 2018, each Current Trustee, attended at least 75% of the aggregate of all of the meetings of the Board and committees of the Trust on which he or she served. Trustees are not required to attend shareholder meetings.

Officers of the Trust. The current executive officers of the Trust, including their names, positions and principal occupations during the past five years, are set forth below.

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
W. James Hall III 1964	President, General Counsel and Secretary	Indefinite; 4 years (President), 19 Years (General Counsel and Secretary)
General Counsel and Secretary (6/00 to Present) and President (12/15 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (6/00 to Present) of Third Avenue Holdings Delaware, LLC; General Counsel and Secretary (5/00 to 1/18) of M.J. Whitman, Inc. and its successor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).

Joseph J. Reardon 1960	Chief Compliance Officer	Indefinite; 14 years	Chief Compliance Officer (4/05 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust, and Third Avenue Management LLC.
Michael A. Buono 1967	Treasurer, Chief Financial Officer and Principal Accounting Officer	Indefinite; 2 years
Treasurer of Third Avenue Trust and Third Avenue Variable Series Trust (9/17 to Present), and M.J. Whitman LLC and subsidiaries (9/17 to 3/18); Treasurer, Chief Financial Officer and Principal Accounting Officer (7/17 to Present) of Third Avenue Management LLC. Formerly, Controller (5/06 to 9/17) and Assistant Treasurer (6/16 to 9/17) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management LLC and M.J. Whitman LLC and subsidiaries.

(1)	The business address for each officer is Third Avenue Trust, c/o Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

If the Proposal is approved, it is expected that the current officers will resign as officers of the Trust as part of the Transition and that the following individuals will be appointed by the newly-constituted Board to serve as officers of the Trust. The following table sets forth certain information about each of the individuals that are anticipated to serve as officers of the Trust, including age, principal occupation and business experience for at least the past five years.

Name, Address(1) and Year of Birth	Position(s) to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss 1963	President and Chief Executive Officer	N/A	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
T. Richard Keyes 1957	Treasurer and Chief Financial Officer	N/A	President of TRK Fund Consulting LLC since July 2016; Head of Tax —U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
Vincenzo A. Scarduzio 1972	Secretary	N/A	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
David C. Lebisky 1972	Chief Compliance Officer and Anti-Money Laundering Officer	N/A
President of Lebisky Compliance Consulting LLC since October 2015; Consultant, Duff & Phelps, LLC since 2016; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) from 2015 to 2018; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

(1)	The business address for Mr. Weiss, Mr. Keyes and Mr. Lebisky is 100 Springdale Rd., Suite A3-416, Cherry Hill, NJ 08003. The business address for Mr. Scarduzio is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Vote Required to Approve the Proposal

The Trust’s Board shall be elected by a plurality (the greatest number of affirmative votes) of the shares of all series thereof in the aggregate, voted in person or by proxy. Under a plurality voting standard, the Trustee nominee receiving the greatest number of affirmative votes will be elected for the seat for which he or she has been nominated. Because a single Trustee nominee has been nominated for each seat and is unopposed, assuming the presence of a quorum, each Trustee nominee is expected to be elected to the Board.

Unless authority to vote for election of one or more of the Nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all Nominees as Trustees as described above to hold office in accordance with the Trust Instrument. Each Nominee has consented to stand for election and to serve as a Trustee if elected.

If approved by shareholders, the Nominees will become trustees of the Trust effective on the Transition Date. Messrs. Chapman, Kaier, Rakowski, Reinkemeyer and Walden and Ms. Franks, who currently serve as trustees of the Trust, are not standing for election and will each resign as trustee effective on the Transition Date if the Nominees are elected.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” EACH NOMINEE FOR TRUSTEE.

NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all nominee and broker-dealer accounts as to the number of additional proxy statements or Notice of Internet Availability of Proxy Materials required to supply owners of shares. Should additional proxy materials be required for beneficial owners, please forward such requests to Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017.

ADDITIONAL INFORMATION

Information Concerning Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Representatives of PwC are not expected to be available at the Meeting, and will not have the opportunity to make a statement. For the aggregate audit, audit-related, tax and other fees billed for services rendered to the Trust by PwC for the Trust’s last two fiscal years, see Exhibit E. There were no non-audit fees billed by PwC for services rendered to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (“Service Affiliates”) during the Trust’s last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

The Audit Committee pre-approves the PwC’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining PwC’s independence. There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Proxy Solicitation and Tabulation

Proxies will be solicited by mail, and officers of the Trust and officers and employees of the Adviser, without additional compensation, may solicit proxies in person, by telephone or by other electronic means. Broadridge has also been engaged to assist in the solicitation of proxies, at an estimated cost of $120,457. The costs of preparing, printing and mailing this Proxy Statement and the costs of holding the Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by the Adviser. The Funds will not bear any of the costs associated with this Proxy Statement.

Each shareholder is entitled to one vote for each share of a Fund he or she owns. A written proxy may be delivered to a Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Shareholders may also choose to give their proxy votes by telephone using automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card or Notice of Internet Availability of Proxy Materials for details. If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by the Board that are properly executed and telephone and internet votes that are properly delivered and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to the Proposal, it will be voted FOR the matters specified on the proxy card.

Under the Trust Instrument, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of the Trust. In the event there are not sufficient votes for a quorum at the time of the meeting, the meeting may be adjourned, postponed or delayed in order to permit further solicitation of proxies.

For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker-non votes will assist the Trust in obtaining a quorum, but will have no effect on the outcome of the Proposal. The Trust may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

GENERAL INFORMATION

Principal Offices and Current Service Providers

The principal offices of the Trust are located at 622 Third Avenue, New York, New York 10017. The Adviser, located at 622 Third Avenue, New York, NY 10017, serves as the investment adviser and administrator of each Fund. BNYMIS, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Trust’s transfer agent.

BNYM, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Trust’s fund accounting agent and sub-administrator. The Trust’s principal underwriter is Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. JPMorgan Chase Bank, N.A., located at 383 Madison Avenue, New York, NY 10179, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, New York 10036, serves as counsel to the Trust.

Proposals of Shareholders

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Third Avenue Trust, 622 Third Avenue, New York, NY 10017. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the timely submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the Meeting. The Trust does not conduct annual meetings.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters.

Householding Information

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-443-1021 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern time) or writing to the Fund c/o Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017.

The Trust will furnish, without charge, a copy of the most recent annual report and semiannual report to shareholders of the Funds upon request. Requests for such reports should be directed to the Trust at 622 Third Avenue, New York, New York 10017, or by calling 1-800-443-1021.

Exhibit A

Fund Shares Outstanding

As of Record Date

•	For Third Avenue Real Estate Value Fund: 39,218,863;
•	For Third Avenue Small-Cap Value Fund: 10,600,078; and
•	For Third Avenue Value Fund: 17,040,883.

A-1

Exhibit B

Shareholders Owning Beneficially or of Record More than 5% of a Class of a Fund

THIRD AVENUE VALUE FUND - INSTITUTIONAL CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122	3,673,542	21.52%
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	3,582,303	20.99%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients(1) P.O. Box 2226 Omaha, NE 68103-2226	889,905	5.21%

THIRD AVENUE VALUE FUND - INVESTOR CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122	58,773	26.53%
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	54,173	24.45%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients(1) P.O. Box 2226 Omaha NE 68103-2226	33,639	15.18%

THIRD AVENUE VALUE FUND - Z CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	58,898	80.71%
SEI Private Trust Company(1) One Freedom Valley Drive Oaks, PA 19456	7,084	9.71%

THIRD AVENUE SMALL-CAP VALUE FUND - INSTITUTIONAL CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	2,214,846	21.04%
Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122	1,952,182	18.54%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients(1) P.O. Box 2226 Omaha NE 68103-2226	575,113	5.46%
Vanguard Marketing Corporation(1) 100 Vanguard Blvd. Malvern, PA 19355-2331	527,155	5.00%

THIRD AVENUE SMALL-CAP VALUE FUND - INVESTOR CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	53,688	29.76%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients(1) P.O. Box 2226 Omaha NE 68103-2226	24,653	13.67%
Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122	23,741	13.16%
Vanguard Marketing Corporation(1) 100 Vanguard Blvd. Malvern, PA 19355-2331	12,395	6.87%
Charles Schwab & Co., Inc.(1) Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	11,363	6.30%

THIRD AVENUE SMALL-CAP VALUE FUND - Z CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	22,220	99.39%

THIRD AVENUE REAL ESTATE VALUE FUND - INSTITUTIONAL CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	8,558,346	25.17%
Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122	8,197,129	24.10%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients(1) P.O. Box 2226 Omaha NE 68103-2226	2,398,475	7.05%

THIRD AVENUE REAL ESTATE VALUE FUND - INVESTOR CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122	1,825,062	39.64%
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	1,664,790	36.15%
TD Ameritrade Inc. for the Exclusive Benefit of Our Clients(1) P.O. Box 2226 Omaha NE 68103-2226	258,018	5.60%

THIRD AVENUE REAL ESTATE VALUE FUND - Z CLASS

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of July 31, 2019
National Financial Services Corp.(1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	998,618	57.60%
Wells Fargo Bank NA(1) PO Box 1533 Minneapolis, MN 55480	154,259	8.90%
(1)	Charles Schwab & Co. Inc., National Financial Services Corp., Pershing LLC, TD Ameritrade Inc., First Clearing LLC, Vanguard Marketing Corporation, Raymond James, LPL Financial and American Enterprise Investment Service are broker-dealers holding shares for the benefit of their respective clients who are beneficial owners of Fund shares.

Exhibit C

Equity securities of Funds owned by Current Trustees and Nominees

The following chart provides information about each Trustee’s share ownership in the

Funds and Fund Complex as of July 31, 2019:

CURRENT INDEPENDENT TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FUND COMPLEX
William E. Chapman, II	Third Avenue Value Fund - over $100,000 Third Avenue Small-Cap Value Fund - over $100,000 Third Avenue Real Estate Value Fund - over $100,000	over $100,000
Lucinda Franks	Third Avenue Value Fund - $10,000 - $50,000 Third Avenue Small-Cap Value Fund - $1,000 - $10,000 Third Avenue Real Estate Value Fund - $1,000 - $10,000	$10,000 - $50,000
Edward J. Kaier	Third Avenue Value Fund - $50,000 - $100,000 Third Avenue Small-Cap Value Fund - $10,000 - $50,000 Third Avenue Real Estate Value Fund - $50,000 - $100,000	$50,000 - $100,000
Eric Rakowski	Third Avenue Value Fund -$0 Third Avenue Small-Cap Value Fund - $0 Third Avenue Real Estate Value Fund - over $100,000	over $100,000
Patrick Reinkemeyer	Third Avenue Value Fund - over $100,000 Third Avenue Small-Cap Value Fund - over $100,000 Third Avenue Real Estate Value Fund - over $100,000	over $100,000
Charles C. Walden	Third Avenue Value Fund - over $100,000 Third Avenue Small-Cap Value Fund - over $100,000 Third Avenue Real Estate Value Fund - over $100,000	over $100,000

C-1

NOMINEES

NAME OF NOMINEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEES IN THE FUND COMPLEX
Robert J. Christian	Third Avenue Value Fund - $0 Third Avenue Small-Cap Value Fund - $0 Third Avenue Real Estate Value Fund - $0	$0
Iqbal Mansur	Third Avenue Value Fund - $0 Third Avenue Small-Cap Value Fund - $0 Third Avenue Real Estate Value Fund - $0	$0
Nicholas M. Marsini Jr.	Third Avenue Value Fund - $0 Third Avenue Small-Cap Value Fund - $0 Third Avenue Real Estate Value Fund - $0	$0
Nancy B. Wolcott	Third Avenue Value Fund - $0 Third Avenue Small-Cap Value Fund - $0 Third Avenue Real Estate Value Fund - $0	$0
Stephen M. Wynne	Third Avenue Value Fund - $0 Third Avenue Small-Cap Value Fund - $0 Third Avenue Real Estate Value Fund - $0	$0

C-2

Exhibit D

Trustee Compensation

Prior to January 1, 2019, the Trust and Third Avenue Variable Series Trust paid each Independent Trustee an annual retainer of $55,000 for service to the Fund Complex. Effective January 1, 2019, the annual retainer is $45,000.The Trust pays, together with Third Avenue Variable Series Trust, each Independent Trustee a fee of $5,000 for each meeting of the Fund Complex of the Board that he or she attends, in addition to reimbursing Independent Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. If a special Board meeting is required, each Independent Trustee will receive a fee of $2,500. The Chairman receives a supplemental annual retainer of $20,000. The Trustees on the Audit Committee receive $2,000 for each meeting they attend, and the Audit Committee Chairman receives a supplemental $6,000 retainer. The Trust and Third Avenue Variable Series Trust each bear the Trustees’ fees and expenses in proportion to the percentage of aggregate net assets represented by each. Trustees do not receive any pension or retirement benefits. Messrs. Chapman, Rakowski and Walden also served on the FCF Oversight Committee, which was disbanded following the liquidation of the Third Avenue Focused Credit Fund in June 2018. Each member of the FCF Oversight Committee was paid in the aggregate $10,000 annually through the dissolution of the Third Avenue Focused Credit Fund in June 2018. All such amounts were paid by the Third Avenue Focused Credit Fund.

For the fiscal year ended October 31, 2018, the aggregate amount of compensation paid to each Trustee by the Trust and the Fund Complex is listed below.

NAME AND POSITION HELD	AGGREGATE COMPENSATION FROM THE TRUST FOR FISCAL YEAR ENDED OCTOBER 31, 2018*	TOTAL COMPENSATION FROM THE FUND COMPLEX (INCLUDING THE TRUST) PAID TO TRUSTEES FOR FISCAL YEAR ENDED OCTOBER 31, 2018*
William E. Chapman, II, Trustee	$87,973.62	$90,000
Lucinda Franks, Trustee	$73,213.85	$75,000
Edward J.Kaier, Trustee	$75,164.85	$77,000
Eric Rakowski, Trustee	$78,213.85	$80,000
Patrick Reinkemever, Trustee	$77,117.76	$79,000
Charles C. Walden, Trustee and Chairman	$101,641.46	$104,000
*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $16,781 for all Independent Trustees as a group.

After the Transition, it is anticipated that each Independent Trustee will receive an annual fee of $25,000 and annual meeting fee of $5,000 (with the possibility of certain additional fees if supplementary Board meetings are required). It is also anticipated that the Chairman receives a supplemental annual retainer of $7,500, the Audit Committee Chairman receives a supplemental annual retainer of $4,000, and the chair of any other committee will receive an annual fee of $3,000 for their additional services in these capacities. Each Independent Trustee fee will be paid by the Trust and the Fund Complex on a prorated basis.

D-1

Exhibit E

Audit, audit-related, tax and other fees billed by PwC to the Trust

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $244,000, including out of pocket expenses of approximately $6,000, for the fiscal year ended October 31, 2018 and $257,000, including out of pocket expenses of approximately $5,000, for the fiscal year ended October 31, 2017.

Audit-Related Fees: There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above. There were no audit-related services provided to Service Affiliates during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

Tax Fees: The aggregate fees billed to the Trust in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $192,000 for the fiscal year ended October 31, 2018 and $173,000 for the fiscal year ended October 31, 2017. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

All Other Fees: There were no fees billed to the Trust in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above. There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

E-1

THIRD AVENUE MANAGEMENT

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E83621-S89733

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD RECOMMENDS A VOTE **FOR** PROPOSAL 1.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. Board of Trustees 01) Robert James Christian 02) Iqbal Mansur 03) Nicholas M. Marsini, Jr. 04) Nancy Wolcott 05) Stephen M. Wynne	☐	☐	☐	______

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner must sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on October 7, 2019.
The proxy statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

E83622-S89733

THIRD AVENUE TRUST

By signing on the reverse side, you, as a shareholder of the Third Avenue Trust, appoint Secretary W. James Hall III, with power of substitution, to be your proxy. You are empowering the appointed Secretary to vote all of the Third Avenue Trust shares on your behalf at the meeting of the shareholders. The meeting will take place on October 7, 2019 at 11:00 A.M. Eastern Time, at the offices of Third Avenue Management LLC, 622 Third Avenue, New York, New York 10017. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Board recommends.** The proxy is also authorized to vote at his discretion on any other matter that arises at the meeting or any adjournment of the meeting.